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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                        Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2012 through May 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                     Pioneer International
                     Value Fund

--------------------------------------------------------------------------------
                     Semiannual Report | May 31, 2013
--------------------------------------------------------------------------------

                     Ticker Symbols:

                     Class A     PIIFX
                     Class B     PBIFX
                     Class C     PCITX
                     Class Y     INVYX

                     [LOGO] PIONEER
                            Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         26

Notes to Financial Statements                                                34

Trustees, Officers and Service Providers                                     44

                Pioneer International Value Fund | Semiannual Report | 5/31/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled

2 Pioneer International Value Fund | Semiannual Report | 5/31/13 aggressive and unconventional monetary and fiscal policies, but the country continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                Pioneer International Value Fund | Semiannual Report | 5/31/13 3

Portfolio Management Discussion | 5/31/13

In the follow interview, Madelynn Matlock discusses the market environment for international equities and the factors that influenced the performance of Pioneer International Value Fund during the six months ended May 31, 2013. Ms. Matlock, a senior vice president and a portfolio manager at Pioneer, was named a portfolio manager on the Fund in December 2012. Ms. Matlock, Marco Pirondini, Head of Equities, U.S., and a portfolio manager at Pioneer, and Andrea Salvatore, Head of Global Emerging Markets & Latin American Equities and a portfolio manager based in Pioneer's London office, are responsible for the day-to-day management of the Fund.

Q International stocks delivered solid gains during the six months ended May 31, 2013. What factors contributed to the strong performance of the asset class during the period?

A International equity markets faced some uncertainty in the early months of the six-month period, but shrugged off those concerns and ultimately posted double-digit gains. During the first quarter of 2013, the failure of Italy's elections to produce a majority government, combined with the bailout of the banking system in Cyprus, created some trepidation among international investors. In addition, China, which has been an engine of growth for the world economy, was encountering its own economic slowdown. Questions about the direction in which China's new leader, Xi Jinping, would take the country especially with regard to banking reform and the creation of more open capital markets also unnerved investors.

    While such concerns were abundant throughout the period, the massive amount of liquidity injected into capital markets by very accommodative global central banks helped to offset them, as did the election of new leadership in Japan, a leadership that seemed committed to reforms aimed at helping the country to transition out of its ongoing economic malaise. Ultimately, investors embraced "risk" assets, and stock markets in the Pacific Rim, the emerging markets, and Europe rallied.

Q How did Pioneer International Value Fund perform in that environment during the six months ended May 31, 2013?

A Pioneer International Value Fund's Class A shares returned 12.37% at net asset value during the six months ended May 31, 2013, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe,

4 Pioneer International Value Fund | Semiannual Report | 5/31/13

    Australasia, Far East (EAFE) ND Index1 (the MSCI EAFE Index), returned 11.39%. During the same period, the average return of the 331 mutual funds in Lipper's International Multi-Cap Core Funds category was 9.93%.

Q Which of your investment strategies contributed to the Fund's strong showing relative to its benchmark and Lipper peer group during the six months ended May 31, 2013?

A Early in 2013, we took steps to fine-tune the portfolio in light of the changing investment environment. Probably the most significant adjustment was to bring the Fund's exposure to Japanese stocks more in line with the MSCI EAFE Index. With the election of a new prime minister in November 2012, a man committed to economic reform to jumpstart the Japanese economy, our outlook for Japanese growth improved.

    We were not disappointed with the results, as Japanese stocks turned in strong performance during the period. New economic reforms aimed at spurring consumers and businesses to spend and helping to move the country out of its multi-year disinflationary cycle were warmly received by investors. The prime minister appointed a new governor of the Bank of Japan, who immediately took steps to ease monetary policy, which ultimately produced a major devaluation of the yen. A weaker yen relative to other currencies helps to make Japanese products more affordable in foreign markets, thus increasing business for Japanese exporters.

Q What other strategic decisions favorably influenced the Fund's performance during the six months ended May 31, 2013?

A   At the beginning of the period, the Fund's exposure to the European Union
    (EU) was well below that of the MSCI EAFE Index. Initially, the positioning in the EU was beneficial for Fund performance as ongoing sovereign-debt issues weighed on the markets. However, while the region still faces challenges, we feel increasingly reassured about the survival of the EU as a political and economic union, given efforts by the European Central Bank
    (ECB) to address the hurdles posed by its struggling member nations in recent years. With our belief that the EU could be turning a corner on its

(1) The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

                Pioneer International Value Fund | Semiannual Report | 5/31/13 5 debt-related issues and that European stocks were offering attractive valuations, we increased the Fund's exposure to the region during the period, bringing the portfolio's weighting more in line with that of the MSCI EAFE Index.

    The Fund also benefited from our decision to trim its investments in the emerging markets later in the six-month period. For some time, the U.S. Federal Reserve's (the Fed's) accommodative monetary policies have been driving investors into stocks and other "risk assets" around the world. Investments in emerging economies, which are perceived to carry more risk than those in developed economies, rallied on the back of this stronger demand. However, with the Fed beginning to hint at winding down its monetary stimulus later this year if unemployment continues to decline at the pace that the central bank expects, we thought it would be prudent to reduce the Fund's exposure to the emerging markets in anticipation of softer demand. In addition, it is our belief that many of the holdings in the emerging markets were becoming overvalued in relation to their future earnings potential.

    Finally, we began the process of reducing the total number of holdings in the Fund's portfolio during the six-month period. In today's complex investment environment, we think it will be more effective to allocate the Fund's assets among a more limited number of holdings in which we have strong convictions, rather than owning a large number smaller positions. We are likely to continue this process in the coming months as investment opportunities present themselves.

Q Which individual Fund holdings had the greatest positive effect on performance during the six months ended May 31, 2013?

A A position in Ryanair, the Irish airline company, was the top contributor to the Fund's performance during the six-month period. The company benefited from improvement in the economic outlook for Ireland and the euro zone in general. The Fund's position in Sekisui Chemical also contributed to performance during the period. With its focus on energy-efficient, affordable housing, the company benefited from post-2011 earthquake/tsunami construction activity in Japan. The stock also offers an attractive dividend* yield and carries a good valuation.

    Finally, the portfolio's investment in Philippine holding company Alliance Global aided the Fund's performance during the period. Alliance, a large conglomerate with interests in the food, beverage, and real estate industries,

*   Dividends are not guaranteed.

6 Pioneer International Value Fund | Semiannual Report | 5/31/13 posted healthy gains during the period due to the attractiveness of the company's previously low stock price as well as robust growth in the Philippine economy.

Q Which individual holdings detracted the most from the Fund's performance during the six months ended May 31, 2013?

A A portfolio holding in Japanese convenience store retailer FamilyMart detracted from performance during the period. FamilyMart is pursuing an aggressive store opening strategy worldwide, but daily sales at the company's existing stores were down for a couple of quarters. Since the company didn't perform as investors anticipated, the stock subsequently sold off. The Fund's holding in Saipem, an Italian oil services company, also turned in disappointing results this past spring. The company's announcement of new guidance reflected lower expectations for 2013 earnings, given escalating commercial difficulties in Algeria and operational and technical issues in both Canada and Mexico.

    Lastly, a position in Telecom Italia hurt the Fund's performance during the period. Telecom Italia saw domestic demand for its products and services slow in response to Italy's recession, and also experienced problems abroad, given the slowdown in Latin American economies. In addition, telecommunications is a capital-intensive business, and operators often carry a fair amount of debt on their balance sheets as result. Thus, the company's stock price experienced further selling pressure from risk-averse investors shunning debt-laden companies.

Q   What is your outlook for international stocks for the balance of 2013?

A With so many factors at play in the financial markets that can influence both the level of volatility and the direction of markets, we are still constructive in our outlook. One of the primary questions that investors are grappling with is whether or not monetary accommodation by global central banks will be removed in a timely manner, and how that will affect a number of "risky" asset classes, including international stocks.

    In the near term, however, we believe that the major central banks such as the Fed, the ECB, the Bank of England, and the Bank of Japan will continue to inject liquidity, thus helping to support asset prices and providing a floor for any slowing of global economic growth. Corporate balance sheets also remain in great shape and earnings outlooks remain generally healthy.

                Pioneer International Value Fund | Semiannual Report | 5/31/13 7

    While we do take the macroeconomic picture into consideration when evaluating international stocks, we believe that successful investing is rooted in a bottom-up stock selection process. Thus, we think successful investing is as much about paying the right price as it is about being in the right place. Our recent efforts to increase the Fund's exposure to Japan reflect that line of thinking. Given our belief that Europe is on the cusp of turning a corner later this year, we may begin to see greater opportunities there as well.

Please refer to the Schedule of Investments on pages 18-25 for a full listing of Fund securities.

8 Pioneer International Value Fund | Semiannual Report | 5/31/13

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

The Fund may invest a substantial amount of its assets in issuers located within a specific region, and is, therefore, more susceptible to adverse developments affecting those regions.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                Pioneer International Value Fund | Semiannual Report | 5/31/13 9

Portfolio Summary | 5/31/13

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                22.0%
Industrials                                                               16.6%
Health Care                                                               12.1%
Consumer Discretionary                                                    11.3%
Consumer Staples                                                          10.9%
Information Technology                                                     9.4%
Materials                                                                  5.9%
Energy                                                                     5.5%
Telecommunication Services                                                 3.2%
Utilities                                                                  3.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Japan                                                                     21.3%
United Kingdom                                                            14.6%
Switzerland                                                               11.6%
Germany                                                                    8.2%
France                                                                     7.3%
Netherlands                                                                5.0%
United States                                                              3.4%
Hong Kong                                                                  3.3%
Ireland                                                                    3.2%
Sweden                                                                     3.1%
Italy                                                                      2.6%
Korea, Republic Of                                                         2.5%
Thailand                                                                   1.8%
Philippines                                                                1.7%
Spain                                                                      1.7%
Israel                                                                     1.3%
Singapore                                                                  1.1%
Taiwan, Province Of China                                                  1.1%
Other (individually less than 1%)                                          5.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1.   Novartis AG                                                          2.21%
--------------------------------------------------------------------------------
 2.   Roche Holding AG                                                     2.12
--------------------------------------------------------------------------------
 3.   AstraZeneca Plc                                                      1.98
--------------------------------------------------------------------------------
 4.   Allianz SE                                                           1.95
--------------------------------------------------------------------------------
 5.   Bridgestone Corp.                                                    1.87
--------------------------------------------------------------------------------
 6.   Cie Financiere Richemont SA                                          1.81
--------------------------------------------------------------------------------
 7.   Hoya Corp.                                                           1.76
--------------------------------------------------------------------------------
 8.   Samsung Electronics Co., Ltd. (G.D.R.)                               1.73
--------------------------------------------------------------------------------
 9.   HSBC Holdings Plc                                                    1.71
--------------------------------------------------------------------------------
10.   T&D Holdings, Inc.                                                   1.71
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer International Value Fund | Semiannual Report | 5/31/13

Prices and Distributions | 5/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      5/31/13                        11/30/12
--------------------------------------------------------------------------------
           A                        $20.63                          $18.67
--------------------------------------------------------------------------------
           B                        $18.70                          $16.85
--------------------------------------------------------------------------------
           C                        $18.34                          $16.57
--------------------------------------------------------------------------------
           Y                        $20.65                          $18.73
--------------------------------------------------------------------------------

Distributions per Share: 12/1/12-5/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term           Long-Term
         Class          Dividends         Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A            $0.3237               $   --              $   --
--------------------------------------------------------------------------------
           B            $0.1339               $   --              $   --
--------------------------------------------------------------------------------
           C            $0.1807               $   --              $   --
--------------------------------------------------------------------------------
           Y            $0.4076               $   --              $   --
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The MSCI EAFE ND Index is an unmanaged, commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 11

Performance Update | 5/31/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                           Net Asset        Public Offering
Period                     Value (NAV)      Price (POP)
--------------------------------------------------------------------------------
10 Years                    6.38%            5.75%
5 Years                    -3.52            -4.66
1 Year                     28.08            20.71
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                           Gross            Net
--------------------------------------------------------------------------------
                           1.82%            1.45%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer International   MSCI EAFE ND
                           Value Fund              Index
5/31/2003                  $  9,425                $ 10,000
5/31/2004                  $ 11,747                $ 13,266
5/31/2005                  $ 13,162                $ 15,206
5/31/2006                  $ 17,231                $ 19,501
5/31/2007                  $ 21,623                $ 24,735
5/31/2008                  $ 20,931                $ 24,109
5/31/2009                  $ 13,396                $ 15,283
5/31/2010                  $ 13,574                $ 16,294
5/31/2011                  $ 17,304                $ 21,248
5/31/2012                  $ 13,660                $ 16,895
5/31/2013                  $ 17,496                $ 22,237

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer International Value Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                           If            If
Period                     Held          Redeemed
--------------------------------------------------------------------------------
10 Years                    5.38%         5.38%
5 Years                    -4.38         -4.38
1 Year                     26.98         22.98
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                           Gross         Net
--------------------------------------------------------------------------------
                           3.24%         2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer International   MSCI EAFE ND
                           Value Fund              Index
5/31/2003                  $ 10,000                $ 10,000
5/31/2004                  $ 12,295                $ 13,266
5/31/2005                  $ 13,639                $ 15,206
5/31/2006                  $ 17,696                $ 19,501
5/31/2007                  $ 22,011                $ 24,735
5/31/2008                  $ 21,120                $ 24,109
5/31/2009                  $ 13,396                $ 15,283
5/31/2010                  $ 13,450                $ 16,294
5/31/2011                  $ 16,995                $ 21,248
5/31/2012                  $ 13,294                $ 16,895
5/31/2013                  $ 16,881                $ 22,237

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 13

Performance Update | 5/31/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                           If            If
Period                     Held          Redeemed
--------------------------------------------------------------------------------
10 Years                    5.41%         5.41%
5 Years                    -4.40         -4.40
1 Year                     26.95         26.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                           Gross         Net
--------------------------------------------------------------------------------
                           2.63%         2.35%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                           Pioneer International   MSCI EAFE ND
                           Value Fund              Index
5/31/2003                  $ 10,000                $ 10,000
5/31/2004                  $ 12,279                $ 13,266
5/31/2005                  $ 13,649                $ 15,206
5/31/2006                  $ 17,721                $ 19,501
5/31/2007                  $ 22,090                $ 24,735
5/31/2008                  $ 21,213                $ 24,109
5/31/2009                  $ 13,443                $ 15,283
5/31/2010                  $ 13,497                $ 16,294
5/31/2011                  $ 17,054                $ 21,248
5/31/2012                  $ 13,344                $ 16,895
5/31/2013                  $ 16,940                $ 22,237

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2014, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer International Value Fund | Semiannual Report | 5/31/13

Performance Update | 5/31/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) ND Index.

Average Annual Total Returns
(As of May 31, 2013)
--------------------------------------------------------------------------------
                           If            If
Redeemed                   Period        Held
--------------------------------------------------------------------------------
10 Years                    6.58%         6.58%
5 Years                    -3.17         -3.17
1 Year                     28.60         28.60
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated April 1, 2013)
--------------------------------------------------------------------------------
                           Gross
--------------------------------------------------------------------------------
                           1.01%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                           Pioneer International   MSCI EAFE ND
                           Value Fund              Index
5/31/2003                  $  5,000,000            $  5,000,000
5/31/2004                  $  6,233,221            $  6,633,177
5/31/2005                  $  6,984,060            $  7,603,020
5/31/2006                  $  9,143,395            $  9,750,356
5/31/2007                  $ 11,473,578            $ 12,367,445
5/31/2008                  $ 11,106,485            $ 12,054,319
5/31/2009                  $  7,116,903            $  7,641,450
5/31/2010                  $  7,239,345            $  8,146,795
5/31/2011                  $  9,274,968            $ 10,623,995
5/31/2012                  $  7,350,692            $  8,447,719
5/31/2013                  $  9,453,218            $ 11,118,654

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from December 1, 2012 through May 31, 2013.

--------------------------------------------------------------------------------
Share Class                     A             B             C              Y
--------------------------------------------------------------------------------
Beginning Account            $1,000.00     $1,000.00     $1,000.00     $1,000.00
Value on 12/1/12
--------------------------------------------------------------------------------
Ending Account               $1,123.70     $1,118.30     $1,118.60     $1,126.00
Value (after expenses)
on 5/31/13
--------------------------------------------------------------------------------
Expenses Paid                    $7.68        $12.41        $12.41         $5.46
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.35%, 2.35% and 1.03% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365(to reflect the one-half year period).

16 Pioneer International Value Fund | Semiannual Report | 5/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2012 through May 31, 2013.

--------------------------------------------------------------------------------
Share Class                        A             B            C            Y
--------------------------------------------------------------------------------
Beginning Account              $1,000.00     $1,000.00    $1,000.00    $1,000.00
Value on 12/1/12
--------------------------------------------------------------------------------
Ending Account                 $1,017.70     $1,013.21    $1,013.21    $1,019.80
Value (after expenses)
on 5/31/13
--------------------------------------------------------------------------------
Expenses Paid                      $7.29        $11.80       $11.80        $5.19
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.45%, 2.35%, 2.35% and 1.03% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365(to reflect the one-half year period).

               Pioneer International Value Fund | Semiannual Report | 5/31/13 17

Schedule of Investments | 5/31/13 (unaudited)

-------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                      PREFERRED STOCK -- 0.0%
                                      CAPITAL GOODS -- 0.0%
                                      Aerospace & Defense -- 0.0%
       24,085,600                     Rolls-Royce Holdings Plc*                     $      36,568
-------------------------------------------------------------------------------------------------
                                      TOTAL PREFERRED STOCK
                                      (Cost $34,423)                                $      36,568
-------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 95.5%
                                      ENERGY -- 5.3%
                                      Oil & Gas Equipment & Services -- 0.9%
          106,700                     Saipem S.p.A.                                 $   2,828,493
-------------------------------------------------------------------------------------------------
                                      Integrated Oil & Gas -- 4.4%
          277,500                     BG Group Plc                                  $   5,046,641
          531,100                     BP Plc                                            3,798,647
          144,500                     Eni S.p.A.                                        3,263,731
          217,900                     PTT PCL                                           2,335,154
                                                                                    -------------
                                                                                    $  14,444,173
                                                                                    -------------
                                      Total Energy                                  $  17,272,666
-------------------------------------------------------------------------------------------------
                                      MATERIALS -- 5.7%
                                      Commodity Chemicals -- 0.9%
          197,800                     Kuraray Co., Ltd.                             $   2,797,987
-------------------------------------------------------------------------------------------------
                                      Diversified Chemicals -- 2.1%
           39,600                     BASF SE                                       $   3,864,989
        1,086,200                     Incitec Pivot, Ltd.                               3,000,067
                                                                                    -------------
                                                                                    $   6,865,056
-------------------------------------------------------------------------------------------------
                                      Fertilizers & Agricultural Chemicals -- 1.4%
           11,800                     Syngenta AG                                   $   4,616,613
-------------------------------------------------------------------------------------------------
                                      Construction Materials -- 1.3%
          189,900                     CRH Plc                                       $   3,987,608
                                                                                    -------------
                                      Total Materials                               $  18,267,264
-------------------------------------------------------------------------------------------------
                                      CAPITAL GOODS -- 14.7%
                                      Aerospace & Defense -- 1.1%
          202,400                     Rolls-Royce Holdings Plc                      $   3,657,826
-------------------------------------------------------------------------------------------------
                                      Building Products -- 1.0%
           73,900                     Daikin Industries, Ltd.                       $   3,196,440
-------------------------------------------------------------------------------------------------
                                      Electrical Components & Equipment -- 1.2%
          576,000                     Hitachi, Ltd.                                 $   3,891,996
-------------------------------------------------------------------------------------------------
                                      Heavy Electrical Equipment -- 2.3%
          210,000                     ABB, Ltd.                                     $   4,559,102
           74,002                     Alstom SA                                         2,784,508
                                                                                    -------------
                                                                                    $   7,343,610
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer International Value Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                      Industrial Conglomerates -- 5.0%
        7,809,700                     Alliance Global Group, Inc.                   $   4,424,318
          404,000                     Keppel Corp., Ltd.                                3,327,006
          163,200                     Koninklijke Philips NV                            4,606,684
           34,600                     Siemens AG                                        3,673,124
                                                                                    -------------
                                                                                    $  16,031,132
-------------------------------------------------------------------------------------------------
                                      Construction & Farm Machinery
                                      & Heavy Trucks -- 1.7%
          142,700                     Komatsu, Ltd.                                 $   3,591,867
           96,700                     The Manitowoc Co., Inc.                           2,031,667
                                                                                    -------------
                                                                                    $   5,623,534
-------------------------------------------------------------------------------------------------
                                      Industrial Machinery -- 1.4%
           83,300                     Makita Corp.                                  $   4,471,493
-------------------------------------------------------------------------------------------------
                                      Trading Companies & Distributors -- 1.0%
          275,100                     ITOCHU Corp.                                  $   3,406,853
                                                                                    -------------
                                      Total Capital Goods                           $  47,622,884
-------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 1.2%
                                      Airlines -- 1.2%
          421,762                     Ryanair Holdings Plc                          $   3,751,421
                                                                                    -------------
                                      Total Transportation                          $   3,751,421
-------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 4.9%
                                      Tires & Rubber -- 2.8%
          180,100                     Bridgestone Corp.                             $   5,786,816
           38,200                     Cie Generale des Etablissements
                                      Michelin SA                                       3,314,542
                                                                                    -------------
                                                                                    $   9,101,358
-------------------------------------------------------------------------------------------------
                                      Automobile Manufacturers -- 2.1%
          110,900                     Honda Motor Co., Ltd.                         $   4,092,121
           44,600                     Toyota Motor Corp.                                2,624,833
                                                                                    -------------
                                                                                    $   6,716,954
                                                                                    -------------
                                      Total Automobiles & Components                $  15,818,312
-------------------------------------------------------------------------------------------------
                                      CONSUMER DURABLES & APPAREL -- 4.1%
                                      Homebuilding -- 1.6%
          505,800                     Sekisui Chemical Co., Ltd.                    $   5,055,679
-------------------------------------------------------------------------------------------------
                                      Household Appliances -- 0.8%
           90,300                     Electrolux AB                                 $   2,421,886
-------------------------------------------------------------------------------------------------
                                      Apparel, Accessories & Luxury Goods -- 1.7%
           63,899                     Cie Financiere Richemont SA                   $   5,599,745
                                                                                    -------------
                                      Total Consumer Durables & Apparel             $  13,077,310
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 19

Schedule of Investments | 5/31/13 (unaudited)

-------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                      CONSUMER SERVICES -- 0.5%
                                      Casinos & Gaming -- 0.5%
        2,149,000                     NagaCorp, Ltd.                                $   1,756,645
                                                                                    -------------
                                      Total Consumer Services                       $   1,756,645
-------------------------------------------------------------------------------------------------
                                      MEDIA -- 0.5%
                                      Publishing -- 0.5%
           34,900                     Axel Springer AG                              $   1,525,457
                                                                                    -------------
                                      Total Media                                   $   1,525,457
-------------------------------------------------------------------------------------------------
                                      RETAILING -- 0.9%
                                      Apparel Retail -- 0.9%
           87,100                     Hennes & Mauritz AB                           $   2,973,225
                                                                                    -------------
                                      Total Retailing                               $   2,973,225
-------------------------------------------------------------------------------------------------
                                      FOOD & STAPLES RETAILING -- 1.9%
                                      Food Retail -- 1.9%
           30,600                     Casino Guichard Perrachon SA                  $   3,187,857
          523,400                     Tesco Plc                                         2,886,213
                                                                                    -------------
                                                                                    $   6,074,070
                                                                                    -------------
                                      Total Food & Staples Retailing                $   6,074,070
-------------------------------------------------------------------------------------------------
                                      FOOD, BEVERAGE & TOBACCO -- 6.4%
                                      Distillers & Vintners -- 1.2%
          129,900                     Diageo Plc                                    $   3,842,731
-------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 5.2%
           66,000                     Danone SA                                     $   4,842,622
           57,800                     Green Mountain Coffee Roasters, Inc.*             4,226,914
           48,200                     Nestle SA                                         3,171,116
          116,300                     Unilever NV                                       4,710,221
                                                                                    -------------
                                                                                    $  16,950,873
                                                                                    -------------
                                      Total Food, Beverage & Tobacco                $  20,793,604
-------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 2.1%
                                      Household Products -- 2.1%
           42,800                     Henkel AG & Co., KGaA                         $   3,502,785
           60,700                     Unicharm Corp.                                    3,387,013
                                                                                    -------------
                                                                                    $   6,889,798
                                                                                    -------------
                                      Total Household & Personal Products           $   6,889,798
-------------------------------------------------------------------------------------------------
                                      PHARMACEUTICALS, BIOTECHNOLOGY
                                      & LIFE SCIENCES -- 11.6%
                                      Pharmaceuticals -- 11.6%
          119,900                     AstraZeneca Plc                               $   6,112,014
           32,300                     Bayer AG                                          3,470,485
           95,800                     Novartis AG                                       6,844,222
           26,606                     Roche Holding AG                                  6,563,834
           48,600                     Sanofi SA                                         5,105,088

The accompanying notes are an integral part of these financial statements.

20 Pioneer International Value Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                      Pharmaceuticals -- (continued)
           69,700                     Shire Plc                                     $   2,289,883
          108,600                     Teva Pharmaceutical Industries,
                                      Ltd. (A.D.R.)                                     4,148,520
           55,700                     UCB SA                                            3,049,442
                                                                                    -------------
                                                                                    $  37,583,488
                                                                                    -------------
                                      Total Pharmaceuticals,
                                      Biotechnology & Life Sciences                 $  37,583,488
-------------------------------------------------------------------------------------------------
                                      BANKS -- 11.3%
                                      Diversified Banks -- 10.8%
          351,700                     Banco Bilbao Vizcaya Argentaria SA            $   3,293,511
          273,800                     Banco Santander SA                                1,964,629
        4,832,800                     Bank Negara Indonesia Persero Tbk PT              2,386,804
          484,900                     HSBC Holdings Plc                                 5,307,561
        1,098,200                     Intesa Sanpaolo S.p.A.                            2,062,483
          212,740                     Itau Unibanco Holding SA (A.D.R.)                 3,199,610
        4,636,500                     Krung Thai Bank PCL                               3,383,639
          352,600                     Nordea Bank AB                                    4,297,768
          426,100                     Philippine National Bank, Ltd.*                     964,494
          194,500                     Standard Chartered Plc                            4,469,180
           89,900                     Sumitomo Mitsui Financial Group, Inc.             3,510,913
                                                                                    -------------
                                                                                    $  34,840,592
-------------------------------------------------------------------------------------------------
                                      Regional Banks -- 0.5%
          669,700                     Shinsei Bank, Ltd.                            $   1,553,797
                                                                                    -------------
                                      Total Banks                                   $  36,394,389
-------------------------------------------------------------------------------------------------
                                      DIVERSIFIED FINANCIALS -- 2.0%
                                      Multi-Sector Holdings -- 0.5%
        1,302,000                     First Pacific Co., Ltd.                       $   1,712,337
-------------------------------------------------------------------------------------------------
                                      Diversified Capital Markets -- 1.5%
          159,005                     Credit Suisse Group AG                        $   4,701,801
                                                                                    -------------
                                      Total Diversified Financials                  $   6,414,138
-------------------------------------------------------------------------------------------------
                                      INSURANCE -- 5.6%
                                      Life & Health Insurance -- 1.6%
          435,400                     T&D Holdings, Inc.                            $   5,288,230
-------------------------------------------------------------------------------------------------
                                      Multi-line Insurance -- 3.0%
           39,100                     Allianz SE*                                   $   6,035,734
          177,000                     AXA SA                                            3,560,996
                                                                                    -------------
                                                                                    $   9,596,730
-------------------------------------------------------------------------------------------------
                                      Reinsurance -- 1.0%
           17,800                     Muenchener Rueckversicherungs AG              $   3,328,255
                                                                                    -------------
                                      Total Insurance                               $  18,213,215
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 21

Schedule of Investments | 5/31/13 (unaudited)

-------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 2.2%
                                      Diversified REIT -- 1.0%
           46,600                     Wereldhave NV                                 $   3,301,171
-------------------------------------------------------------------------------------------------
                                      Office REIT -- 0.1%
           84,200                     Keppel Real Estate Investment Trust           $      94,366
-------------------------------------------------------------------------------------------------
                                      Diversified Real Estate Activities -- 1.1%
          403,000                     Wharf Holdings, Ltd.                          $   3,551,918
                                                                                    -------------
                                      Total Real Estate                             $   6,947,455
-------------------------------------------------------------------------------------------------
                                      SOFTWARE & SERVICES -- 2.6%
                                      Internet Software & Services -- 1.3%
          167,600                     Yahoo!, Inc.*                                 $   4,407,880
-------------------------------------------------------------------------------------------------
                                      Home Entertainment Software -- 1.3%
           41,900                     Nintendo Co., Ltd.                            $   4,122,786
                                                                                    -------------
                                      Total Software & Services                     $   8,530,666
-------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 2.8%
                                      Electronic Components -- 1.7%
          272,100                     Hoya Corp.                                    $   5,448,253
-------------------------------------------------------------------------------------------------
                                      Office Electronics -- 1.1%
          108,400                     Canon, Inc.                                   $   3,722,523
                                                                                    -------------
                                      Total Technology Hardware & Equipment         $   9,170,776
-------------------------------------------------------------------------------------------------
                                      SEMICONDUCTORS & SEMICONDUCTOR
                                      EQUIPMENT -- 3.6%
                                      Semiconductors -- 3.6%
            8,000                     Samsung Electronics Co., Ltd. (G.D.R.)        $   5,344,240
           94,320                     SK Hynix, Inc.                                    2,645,249
          956,000                     Taiwan Semiconductor
                                      Manufacturing Co., Ltd.                           3,473,121
                                                                                    -------------
                                                                                    $  11,462,610
                                                                                    -------------
                                      Total Semiconductors &
                                      Semiconductor Equipment                       $  11,462,610
-------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 3.1%
                                      Alternative Carriers -- 0.9%
           78,600                     Ziggo NV                                      $   2,819,850
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer International Value Fund | Semiannual Report | 5/31/13

-------------------------------------------------------------------------------------------------
 Shares                                                                             Value
-------------------------------------------------------------------------------------------------
                                      Integrated Telecommunication
                                      Services -- 0.6%
        4,353,000                     PCCW, Ltd.                                    $   2,057,835
-------------------------------------------------------------------------------------------------
                                      Wireless Telecommunication
                                      Services -- 1.6%
        1,737,200                     Vodafone Group Plc                            $   5,030,524
                                                                                    -------------
                                      Total Telecommunication Services              $   9,908,209
-------------------------------------------------------------------------------------------------
                                      UTILITIES -- 2.5%
                                      Multi-Utilities -- 1.6%
          437,353                     National Grid Plc                             $   5,170,536
-------------------------------------------------------------------------------------------------
                                      Water Utilities -- 0.9%
        3,446,600                     Guangdong Investment, Ltd.                    $   3,015,279
                                                                                    -------------
                                      Total Utilities                               $   8,185,815
-------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS
                                      (Cost $277,820,110)                           $ 308,633,417
-------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENT IN SECURITIES -- 95.5%
                                      (Cost $277,854,533) (a)                       $ 308,669,985
-------------------------------------------------------------------------------------------------
                                      OTHER ASSETS & LIABILITIES -- 4.5%            $  14,446,781
-------------------------------------------------------------------------------------------------
                                      TOTAL NET ASSETS -- 100.0%                    $ 323,116,766
=================================================================================================

(A.D.R.)  American Depositary Receipt.

(G.D.R.)  Global Depositary Receipt.

REIT      Real Estate Investment Trust.

*         Non-income producing security.

(a) At May 31, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $278,994,845 was as follows:

            Aggregate gross unrealized gain for all investments in
              which there is an excess of value over tax cost      $ 37,852,160

            Aggregate gross unrealized loss for all investments in
              which there is an excess of tax cost over value        (8,177,020)
                                                                   ------------
            Net unrealized gain                                    $ 29,675,140
                                                                   ============

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 23

Schedule of Investments | 5/31/13 (unaudited)

(b) Distributions of investments by country of issue (excluding temporary cash investments) as a percentage of total investment in securities, is as follows:

     Japan                                                                21.3%
     United Kingdom                                                       14.6%
     Switzerland                                                          11.6%
     Germany                                                               8.2%
     France                                                                7.3%
     Netherlands                                                           5.0%
     United States                                                         3.4%
     Hong Kong                                                             3.3%
     Ireland                                                               3.2%
     Sweden                                                                3.1%
     Italy                                                                 2.6%
     Korea, Republic Of                                                    2.5%
     Thailand                                                              1.8%
     Philippines                                                           1.7%
     Spain                                                                 1.7%
     Israel                                                                1.3%
     Singapore                                                             1.1%
     Taiwan, Province Of China                                             1.1%
     Other (individually less than 1%)                                     5.2%
                                                                         -----
                                                                         100.0%
                                                                         =====

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2013 aggregated $192,296,652 and $218,225,463, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interestrates, prepayment speeds, credit risk, etc.). See Notes to Financial Statements - Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fairvalue of investments). See Notes to Financial Statements - Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer International Value Fund | Semiannual Report | 5/31/13

The following is a summary of the inputs used as of May 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------
                          Level 1         Level 2       Level 3     Total
--------------------------------------------------------------------------------
Preferred Stock           $    36,568     $         --  $ --        $     36,568
Common Stocks*             18,014,591      290,618,826    --         308,633,417
--------------------------------------------------------------------------------
Total                     $18,051,159     $290,618,826  $ --        $308,669,985
================================================================================

* Level 2 securities are valued by independent pricing services using fair value factors.

Other Financial Instruments
Unrealized depreciation on
 forward foreign currency
 settlement hedge contracts  $ --            $ (4,141)     $ --        $  (4,141)
--------------------------------------------------------------------------------
Total Other Financial
 Instruments                 $ --            $ (4,141)     $ --        $  (4,141)
--------------------------------------------------------------------------------

During the six months ended May 31, 2013. there were no transfers between Levels 1, 2 and 3.



The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 25

Statement of Assets and Liabilities | 5/31/13 (unaudited)

ASSETS:
  Investment in securities (cost $277,854,533)                           $ 308,669,985
  Cash                                                                       8,653,517
  Foreign currencies, at value (cost $275,085)                                 271,260
  Receivables --
     Investment securities sold                                              7,647,741
     Fund shares sold                                                          164,763
     Dividends and foreign taxes withheld                                    1,938,716
     Interest                                                                    9,541
     Due from Pioneer Investment Management, Inc.                               30,386
  Prepaid expenses                                                              42,672
---------------------------------------------------------------------------------------
          Total assets                                                   $ 327,428,581
=======================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                     $   3,954,006
     Fund shares repurchased                                                   134,975
     Dividends                                                                     102
  Unrealized depreciation on forward foreign currency settlement
     hedge contracts                                                             4,141
  Due to affiliates                                                             94,079
  Accrued expenses                                                             124,512
---------------------------------------------------------------------------------------
          Total liabilities                                              $   4,311,815
=======================================================================================
NET ASSETS:
  Paid-in capital                                                        $ 446,533,138
  Undistributed net investment income                                        3,321,328
  Accumulated net realized loss on investments and foreign currency
     transactions                                                         (157,496,287)
  Net unrealized appreciation on investments                                30,815,452
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies            (56,865)
---------------------------------------------------------------------------------------
          Total net assets                                               $ 323,116,766
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $82,309,935/3,990,310 shares)                        $       20.63
  Class B (based on $3,335,397/178,337 shares)                           $       18.70
  Class C (based on $10,402,449/567,251 shares)                          $       18.34
  Class Y (based on $227,068,985/10,996,218 shares)                      $       20.65
MAXIMUM OFFERING PRICE:
  Class A ($20.63 (divided by) 94.25%)                                   $       21.89
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer International Value Fund | Semiannual Report | 5/31/13

Statement of Operations (unaudited)

For the Six Months Ended 5/31/13

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $538,011)     $ 6,134,285
  Interest                                                       70,920
-------------------------------------------------------------------------------------
         Total investment income                                         $ 6,205,205
=====================================================================================
EXPENSES:
  Management fees                                           $ 1,379,350
  Transfer agent fees and expenses
     Class A                                                    145,070
     Class B                                                     19,467
     Class C                                                     17,709
     Class Y                                                        685
  Distribution fees
     Class A                                                    101,340
     Class B                                                     18,836
     Class C                                                     52,011
  Shareholder communications expense                            121,461
  Administrative reimbursements                                  57,537
  Custodian fees                                                 34,335
  Registration fees                                              29,765
  Professional fees                                              24,670
  Printing expense                                               23,767
  Fees and expenses of nonaffiliated Trustees                     4,556
  Miscellaneous                                                  23,000
-------------------------------------------------------------------------------------
     Total expenses                                                      $ 2,053,559
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                             (113,206)
=====================================================================================
     Net expenses                                                        $ 1,940,353
-------------------------------------------------------------------------------------
         Net investment income                                           $ 4,264,852
-------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
     Investments                                            $18,051,809
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies     2,351,499  $20,403,308
-------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                            $14,246,939
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies      (958,726) $13,288,213
-------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions              $33,691,521
-------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $37,956,373
=====================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 27

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                            Six Months
                                                            Ended
                                                            5/31/13         Year Ended
                                                            (unaudited)     11/30/12
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                       $   4,264,852   $  6,267,874
Net realized appreciation (depreciation) on investments
  and foreign currency transactions                            20,403,308    (17,252,353)
Change in net unrealized gain (loss) on investments and
  foreign currency transactions                                13,288,213     25,349,945
-----------------------------------------------------------------------------------------
      Net decrease in net assets resulting from operations  $  37,956,373   $ 14,365,466
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.32 and $0.26 per share, respectively)     $  (1,303,857)  $ (1,153,019)
      Class B ($0.13 and $0.05 per share, respectively)           (31,192)       (16,573)
      Class C ($0.18 and $0.11 per share, respectively)          (106,135)       (69,164)
      Class Y ($0.41 and $0.35 per share, respectively)        (4,720,128)    (3,694,097)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                 $  (6,161,312)  $ (4,932,853)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                $  14,540,773   $ 31,603,581
Reinvestment of distributions                                   4,183,623      1,186,965
Cost of shares repurchased                                    (33,367,156)   (21,649,744)
-----------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                            $ (14,642,760)  $ 11,140,802
-----------------------------------------------------------------------------------------
      Net increase in net assets                            $  17,152,301   $ 20,573,415
NET ASSETS:
Beginning of period                                           305,964,465    285,391,050
-----------------------------------------------------------------------------------------
End of period                                               $ 323,116,766   $305,964,465
-----------------------------------------------------------------------------------------
Undistributed net investment income                         $   3,321,328   $  5,217,788
=========================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer International Value Fund | Semiannual Report | 5/31/13

-----------------------------------------------------------------------------------------
                                 '13 Shares     '13 Amount      '12 Shares  '12 Amount
                                 (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------
Class A
Shares sold                         246,239     $   4,993,055     384,887   $  7,279,520
Reinvestment of
   distributions                     64,662         1,235,051      63,931      1,086,007
Less shares repurchased            (380,264)       (7,639,999)   (812,504)   (14,677,741)
-----------------------------------------------------------------------------------------
      Net decrease                  (69,363)    $  (1,411,893)   (363,686)  $ (6,312,214)
=========================================================================================
Class B
Shares sold or exchanged              2,565     $      46,520      10,253   $    197,712
Reinvestment of
   distributions                      1,753            30,469       1,037         16,029
Less shares repurchased             (66,630)       (1,213,047)   (141,006)    (2,460,510)
-----------------------------------------------------------------------------------------
      Net decrease                  (62,312)    $  (1,136,058)   (129,716)  $ (2,246,769)
=========================================================================================
Class C
Shares sold                          40,419     $     727,159      91,403   $  1,514,124
Reinvestment of
   distributions                      5,862            99,946       4,303         65,386
Less shares repurchased             (77,265)       (1,378,259)   (156,539)    (2,525,626)
-----------------------------------------------------------------------------------------
      Net decrease                  (30,984)    $    (551,154)    (60,833)  $   (946,116)
=========================================================================================
Class Y
Shares sold                         440,562     $   8,774,039   1,172,775   $ 22,612,225
Reinvestment of
   distributions                    147,625         2,818,157       1,151         19,543
Less shares repurchased          (1,134,589)      (23,135,851)   (110,613)    (1,985,867)
-----------------------------------------------------------------------------------------
      Net (increase)
         decrease                  (546,402)    $ (11,543,655)  1,063,313   $ 20,645,901
=========================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 29

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended       Year      Year       Year       Year       Year
                                                             5/31/13     Ended     Ended      Ended      Ended      Ended
                                                             (unaudited) 11/30/12  11/30/11   11/30/10   11/30/09   11/30/08
-------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $ 18.67     $ 17.99   $ 18.72    $ 19.16    $  14.15   $  28.12
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                     $  0.24     $  0.36   $  0.37    $  0.24    $   0.14   $   0.27
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                         2.04        0.58     (0.88)     (0.61)       5.01     (14.05)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  2.28     $  0.94   $ (0.51)   $ (0.37)   $   5.15   $ (13.78)
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       (0.32)      (0.26)    (0.22)     (0.07)      (0.14)     (0.19)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  1.96     $  0.68   $ (0.73)   $ (0.44)   $   5.01   $ (13.97)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $ 20.63     $ 18.67   $ 17.99    $ 18.72    $  19.16   $  14.15
===============================================================================================================================
Total return*                                                  12.37%       5.38%    (2.84)%    (1.94)%     36.72%    (49.33)%
Ratio of net expenses to average net assets+                    1.45%**     1.45%     1.45%      1.45%       1.52%      1.71%
Ratio of net investment income to average net assets+           2.37%**     1.89%     1.80%      1.18%       0.97%      1.07%
Portfolio turnover rate                                          123%**       61%       66%        66%         54%       135%
Net assets, end of period (in thousands)                     $82,310     $75,784   $79,559    $89,145    $106,263   $ 53,725
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                               1.68%**     1.82%     1.77%      1.76%       2.10%      1.90%
   Net investment income                                        2.14%**     1.53%     1.48%      0.86%       0.39%      0.88%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                 1.45%**     1.45%     1.45%      1.45%       1.52%      1.70%
   Net investment income                                        2.37%**     1.89%     1.80%      1.18%       0.97%      1.08%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer International Value Fund | Semiannual Report | 5/31/13

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year     Year      Year       Year       Year
                                                                   5/31/13     Ended    Ended     Ended      Ended      Ended
                                                                   (unaudited) 11/30/12 11/30/11  11/30/10   11/30/09   11/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                               $16.85      $16.17   $ 16.82   $ 17.31    $ 12.77    $  25.50
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $ 0.19      $ 0.30   $  0.31   $  0.09    $ (0.05)#  $   0.09
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                              1.79        0.43     (0.94)    (0.58)      4.59      (12.76)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $ 1.98      $ 0.73   $ (0.63)  $ (0.49)   $  4.54    $ (12.67)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.13)      (0.05)    (0.02)       --         --       (0.06)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $ 1.85      $ 0.68   $ (0.65)  $ (0.49)   $  4.54    $ (12.73)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $18.70      $16.85   $ 16.17   $ 16.82    $ 17.31    $  12.77
==================================================================================================================================
Total return*                                                       11.83%       4.52%    (3.74)%   (2.83)%    35.55%     (49.80)%
Ratio of net expenses to average net assets+                         2.35%**     2.35%     2.35%     2.35%      2.40%       2.61%
Ratio of net investment income (loss) to average net assets+         1.25%**     0.95%     0.85%     0.26%     (0.06)%      0.14%
Portfolio turnover rate                                               123%**       61%       66%       66%        54%        135%
Net assets, end of period (in thousands)                           $3,335      $4,054   $ 5,987   $ 9,790    $14,538    $  5,978
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    3.23%**     3.24%     2.94%     2.88%      3.05%       2.76%
   Net investment income (loss)                                      0.37%**     0.06%     0.26%    (0.27)%    (0.71)%     (0.01)%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      2.35%**     2.35%     2.35%     2.35%      2.40%       2.60%
   Net investment income (loss)                                      1.25%**     0.95%     0.85%     0.26%     (0.06)%      0.15%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

+   Ratios with no reduction for fees paid indirectly.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 31

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended       Year     Year      Year       Year       Year
                                                                   5/31/13     Ended    Ended     Ended      Ended      Ended
                                                                   (unaudited) 11/30/12 11/30/11  11/30/10   11/30/09   11/30/08
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $ 16.57     $15.97   $ 16.64   $ 17.12    $ 12.64    $  25.28
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                    $  0.14     $ 0.18   $  0.19   $  0.06    $ (0.05)#  $   0.08
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                               1.81       0.53   $ (0.80)  $ (0.54)   $  4.53    $ (12.62)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $  1.95     $ 0.71   $ (0.61)  $ (0.48)   $  4.48    $ (12.54)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                             (0.18)     (0.11)    (0.06)       --         --       (0.10)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $  1.77     $ 0.60   $ (0.67)  $ (0.48)   $  4.48    $ (12.64)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $ 18.34     $16.57   $ 15.97   $ 16.64    $ 17.12    $  12.64
==================================================================================================================================
Total return*                                                        11.86%      4.48%    (3.71)%   (2.80)%    35.44%     (49.79)%
Ratio of net expenses to average net assets+                          2.35%**    2.35%     2.35%     2.35%      2.40%       2.57%
Ratio of net investment income (loss) to average net assets+          1.46%**    0.99%     0.90%     0.26%     (0.04)%      0.22%
Portfolio turnover rate                                                123%**      61%       66%       66%        54%        135%
Net assets, end of period (in thousands)                           $10,402     $9,910   $10,523   $12,126    $14,839    $  5,384
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                     2.39%**    2.63%     2.52%     2.58%      2.74%       2.57%
   Net investment income (loss)                                       1.42%**    0.71%     0.73%     0.02%     (0.38)%      0.22%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                       2.35%**    2.35%     2.35%     2.35%      2.40%       2.56%
   Net investment income (loss)                                       1.46%**    0.99%     0.90%     0.26%     (0.04)%      0.23%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer International Value Fund | Semiannual Report | 5/31/13

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year         Year          Year        4/16/09(a)
                                                                 5/31/13      Ended        Ended         Ended       to
                                                                 (unaudited)  11/30/12     11/30/11      11/30/10    11/30/09
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                             $  18.73     $  18.07     $  18.80      $  19.22    $  14.11
----------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
   Net investment income                                         $   0.28     $   0.41     $   0.44      $   0.30    $   0.10
   Net realized and unrealized gain (loss) on investments
      and foreign currency transactions                              2.05         0.60        (0.87)        (0.59)       5.01
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $   2.33     $   1.01     $  (0.43)     $  (0.29)   $   5.11
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                            (0.41)       (0.35)       (0.30)        (0.13)         --
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $   1.92     $   0.66     $  (0.73)     $  (0.42)   $   5.11
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $  20.65     $  18.73     $  18.07      $  18.80    $  19.22
==================================================================================================================================
Total return*                                                       12.60%        5.79%       (2.39)%       (1.51)%     36.22%(b)
Ratio of net expenses to average net assets+                         1.03%**      1.01%        1.01%         1.01%       1.01%**
Ratio of net investment income to average net assets+                2.79%**      2.35%        2.26%         1.63%       1.10%**
Portfolio turnover rate                                               123%**        61%          66%           66%         54%(b)
Net assets, end of period (in thousands)                         $227,069     $216,217     $189,321      $195,147    $195,132
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.03%**      1.01%        1.01%         1.01%       1.01%**
   Net investment income                                             2.79%**      2.35%        2.26%         1.63%       1.10%**
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                      1.03%**      1.01%        1.01%         1.01%       1.01%**
   Net investment income                                             2.79%**      2.35%        2.26%         1.63%       1.10%**
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) Class Y shares were first publicly offered on April 16, 2009.

(b) Not annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 33

Notes to Financial Statements | 5/31/13 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

34 Pioneer International Value Fund | Semiannual Report | 5/31/13

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' asset value.

    The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

    Securities for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 35

    At May 31, 2013, there were no securities valued using fair value methods (other than to securities valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

36 Pioneer International Value Fund | Semiannual Report | 5/31/13

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no provision for federal income taxes is required. As of May 31, 2013, the Fund did not have any interest and penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2013, the Fund paid no such taxes.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end fo the current taxable year. The tax character of distributions paid during the year ended November 30, 2012 was as follows:

    ---------------------------------------------------------------------------
                                                                           2012
    ---------------------------------------------------------------------------
    Distribution paid from:
    Ordinary income                                                  $4,932,853
    ---------------------------------------------------------------------------
         Total                                                       $4,932,853
    ===========================================================================

    The following shows the components of distributable earnings on a federal income tax basis at November 30, 2012:

    ---------------------------------------------------------------------------
                                                                           2012
    ---------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                    $6,157,327
    Capital loss carryforward                                      (176,784,516)
    Unrealized appreciation                                          15,415,756
    ---------------------------------------------------------------------------
         Total                                                    $(155,211,433)
    ===========================================================================

               Pioneer International Value Fund | Semiannual Report | 5/31/13 37

    The difference between book-basis and tax-basis net unrealized loss is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts and passive foreign investment companies.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,699 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2013.

F.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

38 Pioneer International Value Fund | Semiannual Report | 5/31/13

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

I.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. During the six months ended May 31, 2013 the Fund had no outstanding futures contracts. There were no open futures contracts on May 31, 2013.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the six months ended May 31, 2013, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

               Pioneer International Value Fund | Semiannual Report | 5/31/13 39

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Fees waived and expenses reimbursed during the six months ended May 31, 2013 are reflected on the Statement of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2014. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $19,954 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2013.

Effective March 5, 2012, PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $ 41,992
Class B                                                                    4,253
Class C                                                                    3,769
Class Y                                                                   71,447
--------------------------------------------------------------------------------
    Total                                                               $121,461
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $72,195 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2013.

40 Pioneer International Value Fund | Semiannual Report | 5/31/13

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,930 in distribution fees payable to PFD at May 31, 2013.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2013, CDSCs in the amount of $2,058 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended May 31, 2013, the Fund's expenses were not reduced under such arrangements.

6. Forward Foreign Currency Contracts

At May 31, 2013, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of portfolio hedges open during the six months ended May 31, 2013 was $6,917,164. The average value of settlement hedges open during the six months ended May 31, 2013 was $7,660,739. At May 31, 2013, the Fund's gross forward currency settlement

               Pioneer International Value Fund | Semiannual Report | 5/31/13 41 contracts receivable and payable were $10,579,150 and $10,583,291, respectively, resulting in a net payable of $4,141. There were no open portfolio hedges at May 31, 2013.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2013, the Fund had no outstanding borrowings.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of May 31, 2013 were as follows:

--------------------------------------------------------------------------------------
 Derivatives Not
 Accounted for as             Asset Derivatives 2013     Liabilities Derivatives  2013
 Hedging Instruments          ------------------------   -----------------------------
 Under Accounting             Statement of               Statement of
 Standards Codification       Assets and Liabilities     Assets and Liabilities
 (ASC) 815                    Location           Value   Location            Value
--------------------------------------------------------------------------------------
 Forward foreign currency     Unrealized                 Unrealized
  settlement hedge contracts  appreciation on            appreciation on
                              forward foreign            forward foreign
                              currency                   currency
                              settlement                 settlement
                              hedge contracts   $--      hedge contracts     $4,141
--------------------------------------------------------------------------------------
     Total                                                                   $4,141
======================================================================================

42 Pioneer International Value Fund | Semiannual Report | 5/31/13

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2013 was as follows:

---------------------------------------------------------------------------------------------
 Derivatives Not                                                  Realized     Change in
 Accounted for as                                                 Gain or      Unrealized
 Hedging Instruments                                              (Loss) on    Gain or (Loss)
 Under Accounting            Location of Gain or (Loss)           Derivatives  on Derivatives
 Standards Codification      on Derivatives Recognized            Recognized   Recognized
 (ASC) 815                   in Income                            in Income    in Income
---------------------------------------------------------------------------------------------
 Forward foreign currency    Change in unrealized appreciation                 $(1,873)
  settlement hedge           (depreciation) on forward foreign
  contracts                  currency contracts and other assets
                             and liabilities denominated in
                             foreign currencies

 Forward foreign currency    Net realized gain (loss) on forward  $2,612,183
  portfolio hedge contracts  foreign currency contracts and
                             other assets and liabilities
                             denominated in foreign currencies

 Forward foreign currency    Change in unrealized appreciation                 $(914,306)
  portfolio hedge contracts  (depreciation) on forward foreign currency contracts and other assets
                             and liabilities denominated in
                             foreign currencies

               Pioneer International Value Fund | Semiannual Report | 5/31/13 43

Trustees, Officers and Service Providers

Trustees                             Officers
Thomas J. Perna, Chairman            John F. Cogan, Jr., President*
David R. Bock                        Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                       Vice President
Benjamin M. Friedman                 Mark E. Bradley, Treasurer**
Margaret B.W. Graham                 Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securi-ties and Exchange Commission's web site at http://www.sec.gov.

*  Chief Executive Officer of the Fund.
** Chief Financial and Accounting Officer of the Fund.

44 Pioneer International Value Fund | Semiannual Report | 5/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19390-07-0713


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 30, 2013

* Print the name and title of each signing officer under his or her signature.